EXHIBIT 23

                              ARTHUR ANDERSEN LLP
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 30, 2000 included in this Form 10-K, into EcoScience Corporation's previously filed Registration Statement File Numbers 33-55206 and 333-25341.

ARTHUR ANDERSEN LLP
Roseland, New Jersey
March 31, 2000